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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                 January 4, 2002


                 BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Colorado                        021736                 84-1158484
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

240 Main Street
Post Office Box 21
Black Hawk, Colorado                                           80422
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:          (303) 582-1117
                                                             --------------

                                    No Change
      ------------------------------------------------------------------
      Former name or former address if changed since date of last filing

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Item 5.   Other Events.
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     On January 4, 2002, the registrant announced that at a Special Meeting shareholders voted for the approval and adoption of the Agreement and Plan of Merger, dated as of April 25, 2001 by and among Gameco, Inc., BH Acquisition Corp and the Company. See the press releases dated January 4, 2002 attached hereto as an exhibit for more details.

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Item 7.   Financial Statements and Exhibits.
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(a)       Financial Statements.    None
          --------------------

(b)       Exhibits.  The following exhibits are filed herewith:
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          Number        Description
          ------        -----------

          Ex99.01-8k.6  Press release dated January 4, 2002

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BLACK HAWK GAMING &
                                    DEVELOPMENT COMPANY, INC.



                                    By:  /s/ Stephen R. Roark
                                       ---------------------------------------
                                         Stephen R. Roark, President

Date:  January 10, 2001

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